UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Outset Medical, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! OUTSET MEDICAL, INC. 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET .Outset OUTSET MEDICAL, INC. 3052 ORCHARD DR. SAN JOSE, CA 95134 D39045-P53175 You invested in OUTSET MEDICAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice of the Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper copy of the material(s) by requesting prior to May 20, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually During the Meeting* June 3, 2021 1:30 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/OM2021 *Please check the meeting materials for instructions on how to access the virtual meeting. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Class I Directors Nominees: 1a. Leslie Trigg For 1b. Karen Drexler For 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2021 For NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. D39046-P53175 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39046-P53175